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                                                                      Exhibit 32


                                  CERTIFICATION
                                  -------------

      Pursuant to 18 U.S.C. Section 1350 as Adopted Pursuant to Section 906
                        of the Sarbanes-Oxley Act of 2002





         Pursuant to 18 U.S.C. Section 1350 as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, each of the undersigned officers of CVF Technologies Corporation (the "Company"), does hereby certify, to such officer's knowledge, that:

         The Quarterly Report on Form 10-QSB for the quarter ended June 30, 2003 (the "Form 10-Q") of the Company fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934 and the information contained in the Form 10-QSB fairly presents, in all material respects, the financial condition and results of operations of the Company.





Dated:   August 14, 2003                     /s/ Jeffrey I. Dreben
                                             ---------------------
                                             Jeffrey I. Dreben,
                                             Chief Executive Officer




Dated:   August 14, 2003                     /s/ Robert L. Miller
                                             --------------------
                                             Robert L. Miller,
                                             Chief Financial Officer



         This certification is being furnished solely to accompany the Form 10-Q pursuant to 18 U.S.C. Section 1350, and is not being filed for purposes of
Section 18 of the Securities Exchange Act of 1934, as amended, and is not to be incorporated by reference into any filing of the Company unless such incorporation is expressly referenced therein.